                                 EXHIBIT 10.8

                          SCHEDULE OF FACILITY LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                            ATTACHED AS EXHIBIT 10.7

                                                                                 ORIGINAL
                                                               LEASING           MEDITRUST                            NO. OF UNITS
     FACILITY NAME                 LOCATION                COMMITMENT FEE        INVESTMENT         BASE RENT         IN FACILITY
     -------------                 --------                --------------        ----------         ---------         ------------
Hamilton House of Grand Blanc (I)  Grand Blanc            $31,867.00 Total      $5,583,530.00            *                 46
                                   Township,               for both Grand
                                   Genesee County,        Blanc facilities
                                   Michigan

Wynwood of Grand Blanc (II)        Grand Blanc                                  $7,603,158.00            *                 66
                                   Township,
                                   Genesee County,
                                   Michigan

Hamilton House of Troy (I)         Troy,                  $33,891.00 Total      $5,694,528.00            *                 46
                                   Oakland County,         for both Troy
                                   Michigan                  facilities

Wynwood of Troy (II)               Troy,                                        $7,694,620.00            *                 66
                                   Oakland County,
                                   Michigan

* Confidential portions omitted and filed separately with the Commission.